Investor Presentation   Baird Industrial Conference   November 2011

Safe Harbor   This presentation contains certain forward-looking statements, which reflect management’s expectations   regarding future events and operating performance and speak only as of the date hereof. These forward-looking   statements are subject to the safe harbor protection provided under the securities laws. Methode undertakes no   duty to update any forward-looking statement to conform the statement to actual results or changes in   Methode’s expectations on a quarterly basis or otherwise. The forward-looking statements in this presentation   involve a number of risks and uncertainties. The factors that could cause actual results to differ materially from   our expectations are detailed in Methode’s filings with the Securities and Exchange Commission, such as our   annual and quarterly reports. Such factors may include, without limitation, the following: (1) dependence on a   small number of large customers, including two large automotive customers; (2) dependence on the automotive,   appliance, computer and communications industries; (3) further downturns in the automotive industry or the   bankruptcy of certain automotive customers; (4) automotive program launches may be delayed or certain makes   and models of automobiles and trucks may have lower than anticipated volumes; (5) ability to compete   effectively; (6) customary risks related to conducting global operations; (7) dependence on the availability and   price of raw materials; (8) dependence on our supply chain; (9) ability to keep pace with rapid technological   changes; (10) ability to avoid design or manufacturing defects; (11) ability to protect our intellectual property;   (12) the mix of products sold and the ability to withstand price pressure; (13) the usage of a significant amount of   our cash and resources to launch new North American automotive programs and the ability to design, develop   and launch such programs at or below quoted costs; (14) location of a significant amount of cash outside of the   U.S.; (15) currency fluctuations; (16) ability to successfully benefit from acquisitions and divestitures; (17) ability   to withstand business interruptions; (18) changes in tax rates or the adoption of unfavorable tax laws; (19) ability   to implement and profit from newly acquired technology; and (20) the future trading price of our stock.   2

Methode Is …

Three World Class Solution Groups   Au   tomoti   ve     • Integrated center   stack modules   • Electronic and   electromechanical   devices   • Customized sensors In   te   rc   onnec   t • Field-effect   technology and user-   interface panels   • Copper and fiber optic   interconnect solutions   • Conductive polymer   and thick film inks   • Safety radio remote   controls P   o   w   er   P   roduct   s • High current-carrying   bus devices   • Eetrex – Power   electronics for   chargers, inverters   and battery   management systems   for electric vehicles   and stationary storage   systems   • Flexible cabling   systems   • Thermal management   and high current   interconnects   4

Fiscal 2011 Sales   By Manufacturing Location   Fiscal 2011 Sales   By Reporting Segment   5   Diverse Business With Global   Operations   Automotive 52.8%   Interconnect 32.4%   Power 11.8%   Other 3.0%   North America 40.2%   Europe 34.3%   Asia 25.5%

Investment Appeals   > Differentiate our customers’ products to drive higher margins   > Through recent restructuring, repositioned global manufacturing footprint to   lower cost countries   > Capitalizing on fundamental changes in large, growth markets (+$14 billion in   total available markets)   > Global engineering and manufacturing capabilities with 200+ engineers in 14   design centers worldwide and 3 primary manufacturing campuses   > “World Class” automotive pedigree ensures strong design, engineering and   manufacturing capabilities   > Projected revenue stream of booked business represents approximately 16%   compound annual growth (FY 2012-2015)   > Strong balance sheet; annual dividend of 28¢ per share   > Financial flexibility to pursue strategic acquisitions   6

Methode Is Poised   For Improved   Performance

$373 $428   $457 $510   $630   $709   $0   $100   $200   $300   $400   $500   $600   $700   $800   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15   8   Rebuilding Methode’s Revenue   Stream   Methode’s Historical High   Sales of $555 in Fiscal 2008   *All numbers millions of dollars   > Sales projections as of November   2011   > Projections are approximate and   may vary 15% to 20% based on   economic conditions, customer   demands, and other factors   > Based on current J.D. Powers and   Associates automotive volume   data and other sources   > Projections for FY 12 and FY 13   represent the midpoint of   guidance range      Approximate   16% CAGR

9   Rebuilding Methode’s Revenue   Stream   > Major Fiscal 2013 Anticipated Revenues   • Approximately $15m from the second award of the MyFord Touch center console (part of   $40m annualized award)   • Approximately $9m from the GM integrated center stack (part of approximate $100m   annualized award)   • Approximately $14m from Nissan-Renault busbars for electric vehicles   • Approximately $15m from recent acquisition of decorative molder   > Major Fiscal 2014 Anticipated Revenues   • Approximately $100m from the GM integrated center stack   • Additional $4m from Nissan-Renault busbars for electric vehicles   • Approximately $8m from Volkswagen ergonomic switches   • Approximately $8m from premium vehicle ergonomic switches (Jaguar, McLaren)

Long-Term Objectives/Strategy   > Use Methode's technology toolbox to design and engineer custom products   that will drive margin expansion   > Drive sustainable, profitable growth by continuing to provide customers with   solutions that create a competitive advantage in their market   > Invest in Methode’s future by maintaining infrastructure necessary to book   and launch new programs to drive organic growth   > Generate new platforms for growth while improving profitability   > Seek opportunistic acquisitions, investments, partnerships and/or license   arrangements   10

Automotive

Critical Solutions to the Automotive   Industry   12

Advanced Technology Brings   Innovation to Automotive   13   > Field Effect   > Touchscreen (Harsh/Severe   environment)   > Integrated Back-Lighting   > Eddy Current   > Hall Effect      > Magneto-elastic   > Multi-spectral Imaging**   > Conductive printable inks   > Thick film inks   > Haptics**   **Strategic partner

> Expanded TouchSensor’s field-effect technology    from white goods to automotive   > Innovated automotive switches   • From simple commodities    to custom engineered modular solutions   • From strictly competing on price    to winning business based on ability to differentiate    customer’s product   > Improved Reliability   • Backed by over 200 million field-effect touch points in use   • No moving parts to damage or wear   > Differentiation   • System solutions approach produces unique, brand-differentiating User Interface designs   with common cross-platform architecture, reducing development time and manufacturing   costs   Field Effect Technology Enables   Innovation and Differentiation   From   To   14

TouchSensor Differentiates Center   Stacks   > Touch sensitive technology allows   driver to engage and operate center   console and climate controls with   the touch of a finger instead of   traditional buttons and switches   > Featuring patented solid-state, field-   effect technology   > Uniquely illuminated volume and fan   controls   > Ergonomically designed surface   > Methode provides entire center   console assembly, which includes   solid state touch points, (excluding   touchscreen)   15   Use the touch-sensitive Audio and Climate controls   instead of the touch screen, if desired:   – Touch the words or icons to activate   – Slide a finger along the top of the light bar for volume    and fan speed

GM Center Stack Award   > “Next generation” Integrated Center Stack program for   multiple GM vehicle platforms   > Center stacks to be featured on certain vehicles starting   in model year 2013   > Expected to have a five-year program life   > Production will begin during Methode’s fiscal year 2013   fourth quarter   > Expected to represent over $100 million in revenue per   year starting in fiscal year 2014   16

> Monterrey, Mexico, injection molding and painting business from Nypro Inc.   > Vertically integrate intricate paint process for automotive center consoles for   Ford and GM programs   • Enhance quality   • Mitigate supply risk   • Improve gross margins   > State-of-the-art facility with   • 52 injection mold machines   • 3 decorative paint lines   • 230 experienced employees   > Acquisition will be $1.3 - $2.0m dilutive to earnings during 12 months   following acquisition   > Sales of $15m during remainder of Fiscal 2012   Acquisition And Vertical Integration   Provides Cost Savings   17

> Automotive Lead Frame   • Integrated power and signal distribution backbone for a transmission controller   • Highly complex insert molded assembly that reduces electrical connections required with   traditional design   • Improves system reliability and reduces cost   • Three awards total $40 million in average annual revenue at full launch   Process Technology Enables   Transmission Solution   18

Groundbreaking Technology   19   > Patented magneto-elastic   technology   > Utilizes magnetic properties   of the material to measure   various process parameters   > Potential uses include active   measurement of   • Torque   • Speed   • Linear position   • Load   • Force   > Rugged, reliable, and designed to operate under harsh environmental conditions

> Provide top tier automotive OEM with custom sensor for measurement of   clutch plate position in fuel-efficient, dual clutch, six-speed transmission   • Measures linear position with resolution nearly ten times current, commercially viable   technology   • Sensor designed to withstand harsh environment of transmission   • Operates at temperatures in excess of 180 degrees Celsius (356 degrees Fahrenheit)   • Represents first major deployment of magneto-elastic technology in automotive   • Culmination of over five years of development efforts   > Program Total (North American OEM Award + Chinese JV Award) :   Approximately $1.5 million in revenue in Fiscal 2014, ramping to $20 million   in Fiscal 2016   Magneto-Elastic Automotive   Awards   20

Torque-Sensing Awards   21   > Bosch eBike   • Traditional pedal bikes with electric motor that provides pedal assist   • Magneto-elastic sensor determines how hard the rider is pedaling, and instantly adjusts the   amount of support the motor needs to deliver   • Approximately $2 million in revenue in Fiscal 2012   • Award demonstrates viability of technology outside of automotive   This innovative high-tech   drive doesn’t relieve you of   the job of pedaling, but it   does give you a leg up.      Depending on the support   level selected, the   electronics adapt flexibly to   what the cyclist is doing   and instantly adjust the   amount of support the   motor has to deliver.

Magneto-Elastic Automotive   Opportunities   > Referred to in recent Ford press release on advanced technologies   • Technology used on new fuel-efficient powertrains, featuring 8-speed automatic   transmission   • Methode's torque sensor will allow significant advancement in powertrain controls,   improves shift quality and reliability, enable faster selection of proper gear   • http://corporate.ford.com/news-center/press-releases-detail/pr-ford-adds-new-   fuelsaving-10liter-34736      > Recent article on PopularMechanics.com   • “In this era of dual-clutch transmissions, this 8-speed…packs a technology wallop, with   one particularly impressive feature: the real-time engine-torque sensor.”   • “…it could deliver better performance and fuel economy for Ford's small cars of the   future.”   • Refers to torque sensor as “the holy grail of transmission control.”   • The Clever New Transmission That Could Improve Performance in Ford's Small Cars -   Popular Mechanics   22

Interconnect

Interconnect Encompasses User   Interface Technology   24   > Expanded presence in User-Interface (UI) market through acquisitions of   • TouchSensor in March 2007 – 15 patents and solid platform into new markets   • Hetronic in October 2008 - application specific radio remote controls, path to market to   industrial customers   > Technology toolbox   • Field Effect   • Magneto-elastic   • Multi-spectral Imaging**   • Conductive printable inks   • Thick film inks   • Eddy Current   • Hall Effect   > User Interface Solutions   • Interface panels   • Remote controls   • Touchscreens   • GUI (Graphic User Interface) Software   • Rotary Haptic controls   • Field effect touch cell, keypad   • Biometric Identification         **Strategic partner

TouchSensor’s Field Effect   Technology Enabling Differentiation   > TouchSensor technology used on 70%   of North American kitchen appliances   with solid-state touch interfaces   > User interface solutions for medical,   industrial and vending applications   will make devices easier to use and   more reliable   25   Whirlpool KitchenAid   Ice/Water Dispenser   Jenn-Air Wall oven   Life Fitness Treadmill   Whirlpool Washer and Dryer   KitchenAid built-in   side-by-side refrigerator   Kenmore dishwasher user-interface

Hetronic’s World Class Safety   Solutions   > Hetronic safety radio remote controls are used on five continents controlling   multi-million dollar equipment   > Touch and biometric technologies are enabling safer and more efficient   operations   Hetronic Locomotive Radio Remote Control   Hetronic Radio Remote Control   For Miller Wireless Welding Controls   26

Power Solutions

Methode’s Power Solutions   28   Power Rail   Power Connectors and Contacts   Thermal Management   Bus Bar   Power Cables and FusionLug   High Precision Machined Bus Bar   Power PCBs   Powder Coated Bus Bar   Power PCBs   Power PCBs   Power Connector Power Cabling   Thermal Management   Laminated Bus Bar

> Technology Toolbox   • Heat Sinks   • Tribotek™ Connectors   • Heavy Copper PCBs**   • Laminated Busbars   • Powerflex ™cable   • FusionLug™   • Sonicrimp™      Power Solutions Possibilities   29   **Strategic partner      > Design and manufacture innovative products for   military, aerospace, industrial and automotive   markets   > Collaborate with customers to develop robust   systems that meet stringent electrical and   thermal performance, weight and cost needs   > Fortune 100 customer base   > Expanding global footprint

Growth in Hybrids Creates   Opportunities For Power Solutions   > Transportation Segment   • Electric and Hybrid vehicles require   power distribution components   • Powerflex™, FusionLug® and bus bars   are designed into electric vehicle   battery and charging systems      > Investment in   • Developer of chargers, inverters, and   battery management systems for all   electric, hybrid and plug-in hybrid   electric vehicles (PHEV)   • Methode has 90% ownership interest   0.0%   10.0%   20.0%   30.0%   40.0%   50.0%   60.0%   70.0%   80.0%   2010 2015 2020 2030   Hybrid And Electric Vehicle Sales   Percent Of Total Vehicle Sales*   * Source: Deutsche Bank   30

> On-board integrated power unit for pure electric commercial truck   • 10 kW charger, auxiliary 14-volt power supply and associated vehicle interface controller   • Based on Eetrex’s power electronics technology and know-how and Methode’s automotive   engineering and design for manufacturing expertise, the Eetrex-Methode team worked   together from concept to production readiness   • Production award approximately $0.5 million in Fiscal 2012 ramping to $10 million in Fiscal   2014   Power Solutions Technologies   Enable “Green” Awards   31

Financial   Performance

33   Recent Financial History   > Remained operating cash flow positive through recession and restructuring   > 35 years of uninterrupted dividends   > $57.4 million net cash (Q1 Fiscal 2012)      * Millions   + Earnings have been adjusted to eliminate restructuring and impairment charges and other one-time charges and credits      Fiscal Period   2007 2008 2009 2010 2011 Q1 2012   Total Revenue* $448.4 $551.1 $425.6 $373.1 $428.2 $110.8   Gross Margin 20.1% 22.6% 17.0% 21.4% 20.8% 18.1%   EPS (GAAP) $0.72 $1.07 $(3.05) $0.37 $0.27 $0.04   EPS (Non-GAAP)+ $0.77 $0.82 $0.17 $0.48 $0.16 N/A   Dividend Paid $0.20 $0.20 $0.26 $0.28 $0.28 $0.07

34   Fiscal 2012 and 2013 Guidance   > Fiscal 2012   • Sales of $450 - $465m   • EPS of $0.13 - $0.21   • Q4 expected to be strongest   quarter   • Vendor production and delivery   issues of $2.5 - $3.0m   • Design, development, launch costs   for automotive programs of $3.0m   • Development costs for on-board   integrated power unit of $2.0m   • Sales from acquisition of former   Nypro business of $15m (dilutive)   • Significantly higher effective tax   rate   > Fiscal 2013   • Sales of $495 - $525m   • EPS of $0.52 - $0.67   • Vertical integration of paint and   laser etch capabilities completed   • Design, development, launch costs   for automotive programs of $3.0m   • Development costs for on-board   integrated power unit of $2.0m   • Sales from acquisition of former   Nypro business dilutive through   first quarter only   • Significantly lower effective tax rate

35   Rebuilding Methode’s Margins   Restructuring   Post -   Restructuring   Fiscal   2009   Fiscal   2010   Post-   Restructuring   Target   Fiscal   2011   Fiscal   2014   Target   Auto 16.5% 18.3% High teens to low 20% 17.6% Low to mid 20%   Interconnect 24.0% 28.7% High 20% 30.3% Low to mid 30%   Power 12.9% 26.0% Mid to high 20% 21.0%* High 20%   Gross Margin   * Includes Eetrex development costs of $0.5 million

Conclusion

Methode Is Positioned For Growth   > Projected revenue stream of booked business represents approximately 16%   compound annual growth (FY 2012-2015)   > Expanding business with current customers   > Global restructuring actions have lowered MEI’s revenue break-even point   > Proprietary engineered solutions reduce risk and volatility   > Global manufacturing footprint differentiates and aligns us with global   customers   > Conservative balance sheet and positive cash flow   > Seeking opportunistic acquisitions   37